UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2004

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	file number)	identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)
(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM: 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following is the text of a press release issued by the registrant at 8:15 A.M. Central Standard Time on July 15, 2004.

SIMMONS FIRST ANNOUNCES SECOND QUARTER EARNINGS

        Pine Bluff, AR – Simmons First National Corporation (NASDAQ NM: SFNC) today announced earnings of $6,288,000 or $0.42 diluted earnings per share for the second quarter of 2004, compared to earnings of $6,529,000, or $0.45 diluted earnings per share for same period in 2003. During the second quarter of 2003, the Company recorded a nonrecurring $771,000 pretax gain or $0.03 diluted earnings per share on the sale of mortgage servicing. Excluding this nonrecurring gain in the second quarter of 2003, the Company would have reported a $228,000 increase in earnings while maintaining the same $0.42 diluted earnings per share for the second quarter of 2004.

        “We were very pleased with our operational and financial performance in the second quarter of 2004. During the second quarter we completed the systems integration for all of our recent mergers and acquisitions. From an earnings standpoint, it is important to remember, that the second quarter of 2003 included a nonrecurring gain and the unusually high demand in both mortgage production and investment banking products. While our earnings reflect a decrease from the same period last year, this decrease was anticipated and we are on target based on our expectations,” said J. Thomas May, Chairman and Chief Executive Officer.

        At June 30, 2004, the Company’s loan portfolio totaled $1.5 billion, which is a $256 million, or a 19.9%, increase from the same period last year. This increase is due partially to the March 19, 2004 merger of Alliance Bancorporation, Inc. and the acquisition of nine branches in North Central and Northeast Arkansas during the fourth quarter of 2003. When combined, these transactions increased the loan portfolio by $168 million. Excluding the merger and acquisition, loans grew approximately 6.8%.

        Asset quality is strong with the allowance for loan losses as a percent of total loans at 1.77% as of June 30, 2004. As of June 30, 2004, non-performing loans equaled 0.83% of total loans, while the allowance for loan losses equaled 213% of non-performing loans.

        Total assets for the Corporation at June 30, 2004, were $2.4 billion, an increase of $381 million over the period ended June 30, 2003, of which $285 million was related to the acquisitions and $96 million from internal growth. At the end of the second quarter of 2004, stockholders’ equity, which includes the merger of Alliance Bancorporation, Inc., was $228 million, an $18 million, or 8.4%, increase from December 31, 2003.

        Simmons First National Corporation is a financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado, and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 80 offices, of which 78 are financial centers, in 45 communities.

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, July 15, 2004. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 7961409 and the recording will be available through the end of business July 22, 2004. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

###

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231
Ticker symbol: SFNC

Simmons First National Corporation Consolidated End of Period Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

ASSETS
Cash and non-interest bearing balances due from banks	$79,555	$69,234	$78,205	$68,068	$71,168
Interest bearing balances due from banks	12,660	51,747	31,850	32,880	43,623
Federal funds sold and securities purchased
under agreements to resell	41,555	83,660	91,560	34,975	35,625

Cash and cash equivalents	133,770	204,641	201,615	135,923	150,416

Investment securities	555,414	544,723	491,950	444,845	432,938
Mortgage loans held for sale	9,094	13,327	12,211	19,349	30,700
Assets held in trading accounts	389	205	90	370	212

Loans	1,543,163	1,504,173	1,418,314	1,325,428	1,286,842
Allowance for loan losses	(27,268)	(26,764)	(25,347)	(22,795)	(22,229)

Net loans	1,515,895	1,477,409	1,392,967	1,302,633	1,264,613

Premises and equipment	51,614	51,306	49,369	45,366	45,980
Foreclosed assets held for sale, net	1,641	2,509	2,979	2,774	2,700
Interest receivable	12,797	13,683	12,678	13,757	11,985
Goodwill	60,432	59,454	45,159	32,877	32,877
Core deposits, net	6,243	6,330	5,258	539	562
Other assets	23,224	21,275	21,502	17,198	16,220

TOTAL ASSETS	$2,370,513	$2,394,862	$2,235,778	$2,015,631	$1,989,203

LIABILITIES
Non-interest bearing transaction accounts	$298,556	$291,594	$270,343	$245,176	$257,006
Interest bearing transaction accounts and savings deposits	746,595	727,258	670,908	563,344	568,380
Time deposits less than $100,000	545,551	552,606	525,806	495,654	476,835
Time deposits greater than $100,000	340,368	353,344	336,411	320,475	309,906

Total deposits	1,931,070	1,924,802	1,803,468	1,624,649	1,612,127

Federal funds purchased and securities
sold under agreements to repurchase	70,656	88,491	100,209	84,781	80,342
Short-term debt	11,665	6,257	6,833	13,559	1,943
Long-term debt - parent company	8,000	8,000	8,000	8,000	10,000
Long-term FHLB debt - affiliate banks	56,077	58,543	45,666	47,901	48,339
Subordinated debt issued to capital trusts	48,714	48,714	47,250	17,250	17,250
Accrued interest and other liabilities	16,721	30,440	14,357	12,293	14,144

TOTAL LIABILITIES	2,142,903	2,165,247	2,025,783	1,808,433	1,784,145

STOCKHOLDERS’ EQUITY
Capital stock	146	147	14,102	14,083	14,104
Surplus	63,044	64,399	35,988	35,846	36,545
Undivided profits	167,864	163,625	160,191	156,847	152,066
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(3,444)	1,444	(286)	422	2,343

TOTAL STOCKHOLDERS’ EQUITY	227,610	229,615	209,995	207,198	205,058

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,370,513	$2,394,862	$2,235,778	$2,015,631	$1,989,203

Page 1

Simmons First National Corporation Consolidated Average Quarter-to-Date Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

ASSETS
Cash and non-interest bearing balances due from banks	$75,206	$73,961	$71,551	$65,196	$61,259
Interest bearing balances due from banks	33,677	60,587	61,436	35,458	57,314
Federal funds sold and securities purchased
under agreements to resell	46,206	83,915	88,853	27,363	54,825

Cash and cash equivalents	155,089	218,463	221,840	128,017	173,398

Investment securities - held-to-maturity	180,143	176,139	152,310	156,828	196,382
Investment securities - available-for-sale	374,576	321,009	292,662	282,722	220,698
Mortgage loans held for sale	12,512	7,946	12,355	28,901	27,908
Assets held in trading accounts	734	622	417	2,306	1,091

Loans	1,529,321	1,434,915	1,355,088	1,313,382	1,268,044
Allowance for loan losses	(27,325)	(25,936)	(24,375)	(22,775)	(22,321)

Net loans	1,501,996	1,408,979	1,330,713	1,290,607	1,245,723

Premises and equipment	51,287	49,892	47,163	45,789	46,284
Foreclosed assets held for sale, net	1,841	2,597	2,811	2,673	2,494
Interest receivable	13,349	12,433	13,376	12,893	12,935
Goodwill and core deposits, net	65,859	52,401	40,926	33,425	33,451
Other assets	22,439	20,597	19,222	17,974	16,669

TOTAL ASSETS	$2,379,825	$2,271,078	$2,133,795	$2,002,135	$1,977,033

LIABILITIES
Non-interest bearing transaction accounts	$297,109	$280,755	$260,254	$242,271	$238,537
Interest bearing transaction accounts	254,144	226,342	192,358	177,330	179,420
Savings deposits	478,341	453,290	421,061	385,344	395,322
Time deposits less than $100,000	550,858	526,534	506,743	491,828	492,268
Time deposits greater than $100,000	350,832	340,030	330,891	316,501	307,924

Total deposits	1,931,284	1,826,951	1,711,307	1,613,274	1,613,471

Federal funds purchased and securities
sold under agreements to repurchase	78,372	100,947	108,181	89,986	68,102
Short-term debt	8,529	6,287	13,993	4,220	963
Long-term debt	113,913	105,443	76,909	73,834	76,162
Accrued interest and other liabilities	17,788	15,702	13,196	13,499	14,173

TOTAL LIABILITIES	2,149,886	2,055,330	1,923,586	1,794,813	1,772,871

TOTAL STOCKHOLDERS’ EQUITY	229,939	215,748	210,209	207,322	204,162

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,379,825	$2,271,078	$2,133,795	$2,002,135	$1,977,033

Page 2

Simmons First National Corporation Consolidated Average Year-to-Date Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

ASSETS
Cash and non-interest bearing balances due from banks	$74,377	$73,961	$65,297	$63,191	$62,171
Interest bearing balances due from banks	47,132	60,587	51,325	47,917	54,250
Federal funds sold and securities purchased
under agreements to resell	64,726	83,915	63,642	55,147	69,269

Cash and cash equivalents	186,235	218,463	180,264	166,255	185,690

Investment securities - held-to-maturity	178,219	176,139	177,407	185,864	200,623
Investment securities - available-for-sale	347,715	321,009	249,731	235,264	211,141
Mortgage loans held for sale	10,229	7,946	22,692	26,175	24,789
Assets held in trading accounts	678	622	1,146	1,392	928

Loans	1,482,118	1,434,915	1,298,127	1,278,930	1,261,418
Allowance for loan losses	(26,631)	(25,936)	(22,994)	(22,529)	(22,404)

Net loans	1,455,487	1,408,979	1,275,133	1,256,401	1,239,014

Premises and equipment	50,589	49,892	46,491	46,264	46,505
Foreclosed assets held for sale, net	2,219	2,597	2,655	2,603	2,567
Interest receivable	12,891	12,433	13,070	12,967	13,005
Goodwill and core deposits, net	59,128	52,401	35,335	33,451	33,464
Other assets	21,520	20,597	17,615	17,073	16,617

TOTAL ASSETS	$2,324,910	$2,271,078	$2,021,539	$1,983,709	$1,974,343

LIABILITIES
Non-interest bearing transaction accounts	$288,725	$280,755	$242,902	$237,054	$234,403
Interest bearing transaction accounts	240,243	226,342	179,941	175,757	174,957
Savings deposits	465,815	453,290	399,677	392,470	396,093
Time deposits less than $100,000	538,696	526,534	497,728	494,690	496,144
Time deposits greater than $100,000	345,432	340,030	316,245	311,310	308,671

Total deposits	1,878,911	1,826,951	1,636,493	1,611,281	1,610,268

Federal funds purchased and securities
sold under agreements to repurchase	89,324	100,947	87,847	80,994	76,424
Short-term debt	7,408	6,287	5,489	2,622	994
Long-term debt	109,678	105,443	72,211	70,629	69,816
Accrued interest and other liabilities	16,746	15,702	13,816	14,026	14,292

TOTAL LIABILITIES	2,102,067	2,055,330	1,815,856	1,779,552	1,771,794

TOTAL STOCKHOLDERS’ EQUITY	222,843	215,748	205,683	204,157	202,549

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,324,910	$2,271,078	$2,021,539	$1,983,709	$1,974,343

Page 3

Simmons First National Corporation Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (In thousands, except per share data)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

INTEREST INCOME
Loans	$23,802	$22,732	$22,334	$22,216	$22,526
Federal funds sold and securities purchased
under agreements to resell	110	195	206	72	160
Investment securities	4,343	4,114	3,874	4,026	4,005
Mortgage loans held for sale, net of unrealized gains (losses)	174	112	210	358	352
Assets held in trading accounts	1	3	4	24	7
Interest bearing balances due from banks	76	118	129	74	156

TOTAL INTEREST INCOME	28,506	27,274	26,757	26,770	27,206

INTEREST EXPENSE
Time deposits	4,475	4,416	4,545	4,738	5,121
Other deposits	1,177	1,050	1,014	990	1,263
Federal funds purchased and securities
sold under agreements to repurchase	202	252	280	244	194
Short-term debt	24	16	51	26	7
Long-term debt	1,478	1,425	999	908	1,363

TOTAL INTEREST EXPENSE	7,356	7,159	6,889	6,906	7,948

NET INTEREST INCOME	21,150	20,115	19,868	19,864	19,258
Provision for loan losses	2,019	2,144	2,197	2,196	2,196

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	19,131	17,971	17,671	17,668	17,062

NON-INTEREST INCOME
Trust income	1,233	1,400	1,428	1,317	1,166
Service charges on deposit accounts	3,767	3,227	2,710	2,786	2,639
Other service charges and fees	518	545	413	299	317
Income on sale of mortgage loans, net of commissions	1,045	751	792	1,512	1,463
Income on investment banking, net of commissions	198	215	371	388	597
Credit card fees	2,517	2,310	2,456	2,495	2,512
Student loan premiums	843	607	308	541	324
Other income	670	592	585	610	627
Gain on sale of mortgage servicing	—	—	—	—	771
Loss on sale of securities, net	—	—	(14)	—	—

TOTAL NON-INTEREST INCOME	10,791	9,647	9,049	9,948	10,416

NON-INTEREST EXPENSE
Salaries and employee benefits	12,280	11,805	10,845	10,789	10,603
Occupancy expense, net	1,377	1,318	1,218	1,259	1,272
Furniture & equipment expense	1,399	1,358	1,265	1,329	1,219
Loss on foreclosed assets	137	44	71	36	127
Deposit insurance	71	69	70	67	67
Other operating expenses	5,304	5,098	5,569	4,468	4,649

TOTAL NON-INTEREST EXPENSE	20,568	19,692	19,038	17,948	17,937

NET INCOME BEFORE INCOME TAXES	9,354	7,926	7,682	9,668	9,541
Provision for income taxes	3,066	2,515	2,364	3,057	3,012

NET INCOME	$6,288	$5,411	$5,318	$6,611	$6,529

BASIC EARNINGS PER SHARE	$0.43	$0.38	$0.38	$0.47	$0.46

DILUTED EARNINGS PER SHARE	$0.42	$0.37	$0.37	$0.46	$0.45

Page 4

Simmons First National Corporation Consolidated Statements of Income - Year-to-Date For the Quarters Ended (In thousands, except per share data)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

INTEREST INCOME
Loans	$46,534	$22,732	$89,315	$66,981	$44,765
Federal funds sold and securities purchased
under agreements to resell	305	195	652	446	374
Investment securities	8,457	4,114	15,889	12,015	7,989
Mortgage loans held for sale, net of unrealized gains (losses)	286	112	1,220	1,010	652
Assets held in trading accounts	4	3	37	33	9
Interest bearing balances due from banks	194	118	494	365	291

TOTAL INTEREST INCOME	55,780	27,274	107,607	80,850	54,080

INTEREST EXPENSE
Time deposits	8,891	4,416	19,921	15,376	10,638
Other deposits	2,227	1,050	4,594	3,580	2,590
Federal funds purchased and securities
sold under agreements to repurchase	454	252	941	661	417
Short-term debt	40	16	89	38	12
Long-term debt	2,903	1,425	4,192	3,193	2,285

TOTAL INTEREST EXPENSE	14,515	7,159	29,737	22,848	15,942

NET INTEREST INCOME	41,265	20,115	77,870	58,002	38,138
Provision for loan losses	4,163	2,144	8,786	6,589	4,393

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	37,102	17,971	69,084	51,413	33,745

NON-INTEREST INCOME
Trust income	2,633	1,400	5,487	4,059	2,742
Service charges on deposit accounts	6,994	3,227	10,589	7,879	5,093
Other service charges and fees	1,063	545	1,508	1,095	796
Income on sale of mortgage loans, net of commissions	1,796	751	4,931	4,139	2,627
Income on investment banking, net of commissions	413	215	1,887	1,516	1,128
Credit card fees	4,827	2,310	9,782	7,326	4,831
Student loan premiums	1,450	607	1,479	1,171	630
Other income	1,262	592	2,297	1,712	1,102
Gain on sale of mortgage servicing	—	—	771	771	771
Loss on sale of securities, net	—	—	(14)	—	—

TOTAL NON-INTEREST INCOME	20,438	9,647	38,717	29,668	19,720

NON-INTEREST EXPENSE
Salaries and employee benefits	24,085	11,805	42,979	32,134	21,345
Occupancy expense, net	2,695	1,318	5,080	3,862	2,603
Furniture & equipment expense	2,757	1,358	5,195	3,930	2,601
Loss on foreclosed assets	181	44	269	198	162
Deposit insurance	140	69	273	203	136
Other operating expenses	10,402	5,098	19,321	13,752	9,284

TOTAL NON-INTEREST EXPENSE	40,260	19,692	73,117	54,079	36,131

NET INCOME BEFORE INCOME TAXES	17,280	7,926	34,684	27,002	17,334
Provision for income taxes	5,581	2,515	10,894	8,530	5,473

NET INCOME	$11,699	$5,411	$23,790	$18,472	$11,861

BASIC EARNINGS PER SHARE	$0.81	$0.38	$1.69	$1.31	$0.84

DILUTED EARNINGS PER SHARE	$0.79	$0.37	$1.65	$1.28	$0.82

Page 5

Simmons First National Corporation Consolidated Risk-Based Capital For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

Tier 1 capital
Stockholders’ equity	$227,610	$229,615	$209,995	$207,198	$205,058
Trust preferred securities, net allowable	46,993	47,013	47,250	17,250	17,250
Intangible assets	(66,675)	(65,784)	(50,417)	(33,416)	(33,439)
Unrealized loss (gain) on AFS securities	3,444	(1,444)	286	(422)	(2,343)
Other	(1,110)	(1,134)	(1,160)	(816)	(825)

Total Tier 1 capital	210,262	208,266	205,954	189,794	185,701

Tier 2 capital
Qualifying unrealized gain on AFS securities	373	353	326	370	415
Qualifying allowance for loan losses	19,924	19,325	18,320	16,833	16,372

Total Tier 2 capital	20,297	19,678	18,646	17,203	16,787

Total risk-based capital	$230,559	$227,944	$224,600	$206,997	$202,488

Risk weighted assets	$1,586,554	$1,538,608	$1,458,583	$1,340,640	$1,303,942

Assets for leverage ratio	$2,314,344	$2,203,461	$2,082,552	$1,967,798	$1,939,201

Ratios at end of quarter
Leverage ratio	9.09%	9.45%	9.89%	9.64%	9.58%
Tier 1 capital	13.25%	13.54%	14.12%	14.16%	14.24%
Total risk-based capital	14.53%	14.81%	15.40%	15.44%	15.53%
Page 6

Simmons First National Corporation Consolidated Loans and Investments For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

Loan Portfolio - End of Period
Consumer
Credit cards	$150,265	$153,505	$165,919	$161,315	$162,554
Student loans	72,410	89,829	86,301	89,280	86,429
Other consumer	135,448	138,818	142,995	137,884	142,500
Real Estate
Construction	138,747	135,143	111,567	102,981	99,027
Single-family residential	297,388	287,154	261,947	230,163	231,514
Other commercial	468,023	466,558	408,452	359,708	334,335
Unearned income	(11)	(11)	(11)	(14)	(18)
Commercial
Commercial	185,126	164,252	162,122	146,407	141,160
Agricultural	77,023	51,536	57,393	76,909	66,310
Financial institutions	3,322	3,622	6,370	7,369	7,369
Other	15,422	13,767	15,259	13,426	15,662

Total Loans	$1,543,163	$1,504,173	$1,418,314	$1,325,428	$1,286,842

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$8,039	$10,559	$12,583	$11,080	$12,610
U.S. Government agencies	22,494	23,506	30,017	29,500	41,756
Mortgage-backed securities	516	539	553	1,051	1,174
State and political subdivisions	126,456	126,559	113,306	112,358	111,035
Other securities	21,811	21,758	20,108	100	100

Total held-to-maturity	179,316	182,921	176,567	154,089	166,675

Available-for-Sale
U.S. Treasury	18,933	61,545	16,331	16,134	20,737
U.S. Government agencies	330,291	272,563	280,672	255,232	227,830
Mortgage-backed securities	5,027	6,038	1,382	2,208	2,320
State and political subdivisions	4,429	4,740	4,849	5,009	5,070
FHLB stock	7,777	6,933	6,849	6,821	4,765
Other securities	9,641	9,983	5,300	5,352	5,541

Total available-for-sale	376,098	361,802	315,383	290,756	266,263

Total investment securities	$555,414	$544,723	$491,950	$444,845	$432,938

Fair Value - HTM investment securities	$178,983	$186,370	$179,494	$157,091	$171,662

Investment Securities - QTD Average

Taxable securities	$425,292	$378,545	$329,745	$322,947	$302,443
Tax exempt securities	129,427	118,603	115,227	116,603	114,637

Total investment securities - QTD average	$554,719	$497,148	$444,972	$439,550	$417,080

Page 7

Simmons First National Corporation Consolidated Allowance and Asset Quality For the Quarters Ended (In thousands)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

Allowance for Loan Losses
Balance, beginning of quarter	$26,764	$25,347	$22,795	$22,229	$21,826

Loans charged off
Credit cards	1,145	1,262	1,186	1,129	1,230
Other consumer	552	607	544	452	444
Real estate	355	231	587	152	307
Commercial	188	172	1,434	335	257

Total loans charged off	2,240	2,272	3,751	2,068	2,238

Recoveries of loans previously charged off
Credit cards	171	161	148	164	151
Other consumer	214	177	132	142	161
Real estate	143	20	104	54	36
Commercial	197	79	758	78	97

Total recoveries	725	437	1,142	438	445

Net loans charged off	1,515	1,835	2,609	1,630	1,793
Allowance for loan losses on acquisitons	—	1,108	2,964	—	—
Provision for loan losses	2,019	2,144	2,197	2,196	2,196

Balance, end of quarter	$27,268	$26,764	$25,347	$22,795	$22,229

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,077	$8,424	$6,004	$5,833	$5,556
Commercial	3,597	3,426	1,969	2,747	2,491
Consumer	1,723	1,874	2,076	2,010	1,603

Total nonaccrual loans	11,397	13,724	10,049	10,590	9,650
Loans past due 90 days or more	1,415	2,062	1,518	1,770	1,994

Total non-performing loans	12,812	15,786	11,567	12,360	11,644

Other non-performing assets
Foreclosed assets held for sale	1,641	2,509	2,979	2,774	2,700
Other non-performing assets	53	29	393	396	405

Total other non-performing assets	1,694	2,538	3,372	3,170	3,105

Total non-performing assets	$14,506	$18,324	$14,939	$15,530	$14,749

Ratios
Allowance for loan losses to total loans	1.77%	1.78%	1.79%	1.72%	1.73%
Allowance for loan losses to
non-performing loans	212.83%	169.54%	219.13%	184.43%	190.91%
Allowance for loan losses to
non-performing assets	187.98%	146.06%	169.67%	146.78%	150.72%
Non-performing loans to total loans	0.83%	1.05%	0.82%	0.93%	0.90%
Non-performing assets to total assets	0.61%	0.77%	0.67%	0.77%	0.74%
Page 8

Simmons First National Corporation Consolidated - Selected Financial Data For the Quarters Ended (In thousands, except share data)	Jun 30 2004	Mar 31 2004	Dec 31 2003	Sep 30 2003	SFNC Jun 30 2003

QUARTER-TO-DATE
Diluted earnings per share	$0.42	$0.37	$0.37	$0.46	$0.45
Cash dividends declared per common share	0.140	0.140	0.140	0.130	0.130
Cash dividends declared - amount	2,049	1,977	1,974	1,830	1,834
Return on average stockholders’ equity	11.00%	10.09%	10.04%	12.65%	12.83%
Return on average assets	1.06%	0.96%	0.99%	1.31%	1.32%
Net interest margin (FTE)	4.05%	4.03%	4.17%	4.43%	4.40%
FTE Adjustment - investments	708	686	675	676	664
FTE Adjustment - loans	92	92	94	97	113
Amortization of intangibles	203	173	98	23	26
Amortization of intangibles, net of taxes	129	110	61	16	16
Average shares outstanding	14,656,569	14,181,904	14,089,152	14,092,753	14,128,383
Shares repurchased	56,515	—	—	32,000	50,000
Average price of repurchased shares	24.17	—	—	23.07	19.66
Average earning assets	2,177,169	2,085,133	1,963,121	1,846,960	1,826,262
Average interest bearing liabilities	1,834,989	1,758,873	1,650,136	1,539,043	1,520,161

YEAR-TO-DATE
Diluted earnings per share	$0.79	$0.37	$1.65	$1.28	$0.82
Cash dividends declared per common share	0.280	0.140	0.525	0.385	0.255
Return on average stockholders’ equity	10.56%	10.09%	11.57%	12.10%	11.81%
Return on average assets	1.01%	0.96%	1.18%	1.24%	1.21%
Net interest margin (FTE)	4.04%	4.03%	4.34%	4.41%	4.39%
FTE Adjustment - investments	1,394	686	2,710	2,035	1,359
FTE Adjustment - loans	184	92	402	308	211
Amortization of intangibles	376	173	172	74	51
Amortization of intangibles, net of taxes	239	110	109	48	32
Average shares outstanding	14,420,548	14,181,904	14,114,428	14,122,946	14,138,293
Diluted shares outstanding	335,077	358,188	301,279	273,436	240,391
Average earning assets	2,130,817	2,085,133	1,864,070	1,830,689	1,822,418
Average interest bearing liabilities	1,796,596	1,758,873	1,559,138	1,528,472	1,523,099

END OF PERIOD
Book value	$15.57	$15.65	$14.89	$14.71	$14.54
Shares outstanding	14,614,074	14,669,789	14,101,521	14,083,109	14,103,472
Full-time equivalent employees	1,085	1,086	1,042	1,000	992
Total number of ATM’s	78	75	70	62	61
Total number of branches	78	76	71	62	62
Parent company only - investment in subsidiaries	250,055	251,268	221,626	213,583	213,507
Parent company only - intangible assets	134	134	134	134	134
Page 9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 15, 2004	SIMMONS FIRST NATIONAL CORPORATION By: /s/ Robert A. Fehlman —————————————— Robert A. Fehlman, Senior Vice President and Chief Financial Officer